Exhibit 32.1

Certification of Periodic Financial Reports

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C §1350)

I, Lori A. Jones, of Analytical Surveys, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Quarterly Report on Form 10-QSB for the quarterly period ended March 31, 2006 (the “Report”) which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Analytical Surveys, Inc.

Dated: May 15, 2006

/s/ Lori A. Jones
Lori A. Jones
Chief Executive Officer